                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                /s/ WALTER A. DODS, JR.
                                          --------------------------------------
                                          Walter A. Dods, Jr.
                                          Chairman, Chief Executive Officer
                                            and Director (Principal Executive
                                          Officer)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                  /s/ HOWARD H. KARR
                                          --------------------------------------
                                          Howard H. Karr
                                          Executive Vice President
                                            and Chief Financial Officer
                                            (Principal Financing and
                                            Accounting Officer)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                  /s/ JACQUES ARDANT
                                          --------------------------------------
                                          Jacques Ardant
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                 /s/ JOHN W.A. BUYERS
                                          --------------------------------------
                                          John W.A. Buyers
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                /s/ JULIA ANN FROHLICH
                                          --------------------------------------
                                          Julia Ann Frohlich
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                /s/ PAUL MULLIN GANLEY
                                          --------------------------------------
                                          Paul Mullin Ganley
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                   /s/ DAVID M. HAIG
                                          --------------------------------------
                                          David M. Haig
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                   /s/ JOHN A. HOAG
                                          --------------------------------------
                                          John A. Hoag
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                 /s/ ROBERT A. FUHRMAN
                                          --------------------------------------
                                          Robert A. Fuhrman
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                              /s/ BERT T. KOBAYASHI, JR.
                                          --------------------------------------
                                          Bert T. Kobayashi, Jr.
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                          /s/     VIVIEN LEVY-GARBOUA

                                          --------------------------------------
                                          Vivien Levy-Garboua
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                 /s/ YVES MARTRENCHAR

                                          --------------------------------------
                                          Yves Martrenchar
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                   /s/ FUJIO MATSUDA

                                          --------------------------------------
                                          Fujio Matsuda
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                  /s/ DON J. MCGRATH

                                          --------------------------------------
                                          Don J. McGrath
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                  /s/ RODNEY R. PECK

                                          --------------------------------------
                                          Rodney R. Peck
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                    /s/ JOEL SIBRAC
                                          --------------------------------------
                                          Joel Sibrac
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                   /s/ JOHN K. TSUI
                                          --------------------------------------
                                          John K. Tsui
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                /s/ JACQUES HENRI WAHL
                                          --------------------------------------
                                          Jacques Henri Wahl
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                  /s/ FRED C. WEYAND
                                          --------------------------------------
                                          Fred C. Weyand
                                          Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in its capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

Date: April 14, 1999

                                                   /s/ ROBERT C. WO
                                          --------------------------------------
                                          Robert C. Wo
                                          Director